UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – June 30, 2016

Item 1.	Reports to Stockholders.

Semi-Annual Report

June 30, 2016

Board of Managers

Separate Account B:

Lori B. Finlay, Chair

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Matthew E. Winter, Chief Executive Officer

Mary Jane Fortin, President

D. Scott Harper, Senior Vice President and Assistant Treasurer

Marilyn V. Hirsch, Senior Vice President

Wilford J. Kavanaugh, Senior Vice President

Jesse E. Merten, Senior Vice President and Treasurer

Harry R. Miller, Senior Vice President and Chief Risk Officer

P. Kelly Noll, Senior Vice President and Chief Privacy Officer

Samuel H. Pilch, Senior Group Vice President and Controller

P. John Rugel, Senior Vice President

Dan E. Trudan, Senior Vice President

Randal DeCoursey, Vice President

Angela K. Fontana, Vice President, General Counsel and Secretary

Atif J. Ijaz, Vice President

Mario Imbarrato, Vice President and Chief Financial Officer

Steven M. Miller, Vice President

Stephanie D. Neely, Vice President and Assistant Treasurer

Tracy M. Kirchoff, Chief Compliance Officer

Lori A. Cruz, Assistant Secretary

Daniel G. Gordon, Assistant Secretary

Jay A. Kallas, Assistant Secretary

Elizabeth J. Lapham, Assistant Secretary

Mary Jo Quinn, Assistant Secretary

Elliot A. Stultz, Assistant Secretary

Lisette S. Willemsen, Assistant Secretary

Theresa M. Resnick, Appointed Actuary

Thomas H. Helsdingen, Authorized Representative

Frank R. Fiarito, Authorized Representative

Merlin L. Miller, Illustration Actuary

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company (“Company”)

This report and the financial statements attached are submitted solely for the general information of contract owners of Allstate Assurance Company Separate Account B (“Separate Account B” or “Registrant”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONRACTS

This semi-annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the six months ended June 30, 2016. Comparative figures that relate to Separate Account B’s activities during the six months ended 2016 are provided below.

The accumulation value for Separate Account B increased 3.29% during the first half of 2016 from $22.82 on December 31, 2015 to $23.57 on June 30, 2016. During this same period the S&P 500 index increased by a total return of 3.84%. Due to withdrawals and retirements, the number of accumulation units outstanding on June 30, 2016 was 27,333 down from 27,405 on December 31, 2015. As a result of changes in the accumulation unit value, total contract owners’ equity on June 30, 2016 was $817,571 compared to $807,912 on December 31, 2015.

The market, as measured by the S&P 500 Index, increased 3.8% in the first half of calendar 2016. If the current pace continues, which appears likely, calendar 2016 will mark the eighth consecutive year of positive equity returns. The current bull market is now in its 88th month and has gained 206% versus the average cycle of 57 months and a 165% gain. In short, the bull market and economic recovery are aging, and not surprisingly, sectors that performed best in the first half suggest we’re in the latter stages of an economic and market cycle. While this does not mean a recession is imminent, it probably suggests the “risk off” trade becomes increasingly popular as we round out the back half of 2016.

Upon reviewing the first half of calendar 2016, there were numerous cross-currents that impacted equity prices. With few exceptions, the positive drivers originated in the U.S. marketplace and were consumer-centric in nature – a noteworthy trend as personal consumption expenditures account for 70% of U.S. GDP. For example, leading indicators, i.e., consumer sentiment and payroll data remain encouraging. Also, with lower energy prices and a slight decline in the savings rate, current Q2 GDP estimates of 2.5% appear reasonable if not conservative (a nice boost from the somewhat anemic Q1 growth of +1.1%). Furthermore, U.S. unemployment remains below the 5% threshold, and balance sheets at U.S. financial institutions are the best we’ve seen in decades. Conversely, the first half had its share of headwinds. We started the year with emerging market concerns, especially following China’s currency devaluation in early January, and ended with late June’s referendum vote in the U.K. in which British voters chose to exit the European Union. These events, along with several episodes of “uneven” economic data in the U.S., created a volatile equity backdrop throughout the first two quarters and served to delay any potential Federal Reserve actions to normalize interest rates.

Moving into the second half of 2016, equity markets continue to face tremendous uncertainty. Obviously, expectations for a stronger domestic economy are encouraging, and after more than a year of negative earnings comparisons, S&P 500 profits should finally show positive growth in the back half of the year. Furthermore, decades-low interest rates continue to make equities attractive when compared to fixed income alternatives. On the negative side of the ledger, the Brexit decision remains top-of-mind for investors. While the referendum’s economic magnitude is somewhat unclear, it will likely pressure growth across the globe. We’ve also seen aggressive actions from central banks with negative sovereign rates now commonplace in several developed economies which give rise to deflation concerns. Lastly, stocks are not cheap, as the market’s forward price-to-earnings multiple still trades 10-15% above its long-term average.

In summary, and with the aforementioned caveats, we reiterate our prior outlook that calls for modestly positive equity returns in calendar 2016. We still believe equities continue to offer attractive returns relative to most other investments; however, the bull market is now in its eighth year. Stocks are no longer cheap and investors appear increasingly cautious. Stock selection remains the key performance differentiator, as broad-based sector “bets” have likely run their course. Our portfolio remains comfortably positioned with leading companies in their respective sectors, and we anticipate solid relative performance in what’s increasingly a risk-off market backdrop.

Thank you for your continued support.

/s/ Lori B. Finlay
Lori B. Finlay
President and Chair, Board of Managers
Allstate Assurance Company
Separate Account B

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of Separate Account B including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from Separate Account B. Each Board member, other than Lori B. Finlay, receives an annual retainer of $4,500.00 for serving on the Board. Ms. Finlay received no remuneration from the Company based on her membership on the Board.

PROXY VOTING POLICIES

A description of Separate Account B’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of Separate Account B’s proxy voting policy and procedures on the SEC’s website, www.sec.gov.

Information regarding how Separate Account B voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

On June 15, 2016, Separate Account B held its Annual Meeting of Contract owners to vote on (i) the election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B, (ii) the ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for Separate Account B in accordance with the Rules and Regulations and (iii) the transaction of such other business as may properly come before the meeting. At the meeting, a majority of Contract owners holding outstanding interests in Separate Account B voted (i) to elect Lori B. Finlay, Henry E. Blaine and H. Grant Law, Jr. to the Board, and (ii) to ratify the selection and appointment of Deloitte & Touche LLP as the Independent Auditor for Separate Account B.

The final vote tallies for each item are as follows:

1.	The election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Lori B. Finlay
Affirmative	$201,352.25	31.559%	89.548%
Withhold	$23,502.40	3.683%	10.452%

TOTAL	$224,854.65	35.242%	100.000%

Henry E. Blaine
Affirmative	$201,352.25	36.147%	89.548%
Withhold	$23,502.40	3.000%	10.452%

TOTAL	$224,854.65	35.242%	100.000%

H. Grant Law, Jr.
Affirmative	$224,854.65	35.242%	100.000%
Withhold	$0.00	0.000%	0.000%

TOTAL	$224,854.65	35.242%	100.000%

2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the independent auditors for Separate Account B in accordance with the Rules and Regulations.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$224,854.65	35.242%	100.000%
Withhold	$0.00	0.000%	0.000%
Abstain	.00	0.000%	0.000%

TOTAL	$224,854.65	35.242%	100.000%

QUARTERLY FILING REQUIREMENTS

In November 2004, Separate Account B began filing its complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the Board of Separate Account B, and is available, without charge, upon request, toll-free at (800) 718-8824 for contract owners who call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (86) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2015-2016 38 years of service	Retired – Partner, B&B Enterprises	1	None

H. Grant Law, Jr. (69) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2015-2016 24 years of service	Retired – President, Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.	1	None

The member of the Board listed below is an “interested person” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Lori B. Finlay (39) 522 Sterling Avenue Chattanooga, TN 37405	President and Chair, Board of Managers	2015-2016 1 year of service	Vice President, Managing Director – Municipals, Unum Group, Chattanooga, Tennessee	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates. Both members of the Board of Managers who are not “interested persons” have served in that capacity for more than a decade. The Board of Managers are annually elected by Contract owners. The Board of Managers does not have a lead independent director and does not believe one is necessary given that a majority of the Board of Managers are not interested persons. The Board’s current structure is appropriate in view of the experience of its members, the longstanding working relationship of its independent members, and the nature of the Separate Account’s operations. In overseeing the Separate Account’s operations, the Board receives regular reports on various aspects of the Separate Account’s operations, such as performance, securities holdings and compliance.

Allstate Assurance Company Separate Account B

Unaudited Financial Statements

June 30, 2016

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2016
ASSETS

Common stocks—at fair value (Cost: $527,590)	$809,277
Cash	11,084
Accrued dividends	771

TOTAL ASSETS	$821,132

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Amounts payable for terminations and variable annuity benefits	$3,094
Other amounts due Allstate Assurance Company	467

TOTAL LIABILITIES	3,561

Contract owners’ equity:
Deferred annuity contracts terminable by owners—(accumulation units outstanding: 27,333.009 at $23.57002 per unit)	644,239
Annuity contracts in pay-out period—(annuitization units outstanding: 7,353.931 at $23.57002 per unit)	173,332

TOTAL CONTRACT OWNERS’ EQUITY	817,571

TOTAL LIABILITIES AND CONTRACT OWNERS’ EQUITY	$821,132

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

(Unaudited)

Allstate Assurance Company Separate Account B

Six Months Ended June 30, 2016
INVESTMENT INCOME

Income:
Dividends	$10,740

Expenses - Note D:
Mortality and expense assurances	2,765

NET INVESTMENT INCOME	7,975

REALIZED AND UNREALIZED GAIN ON INVESTMENTS—NOTE A

Net realized gain from investment transactions:
Proceeds from sales	—
Cost of investments sold	—

Net realized gain on investments	—

Net unrealized appreciation of investments:
At end of period	281,687
At beginning of period	263,624

Increase in net unrealized appreciation of investments	18,063

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,063

NET INCREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$26,038

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

(Unaudited)

Allstate Assurance Company Separate Account B

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
BALANCE AT BEGINNING OF PERIOD	$807,912	$1,118,030

FROM OPERATIONS:

Net investment income	7,975	17,015
Net realized gain on investments	—	119,058
Increase (decrease) in net unrealized appreciation of investments	18,063	(159,203)

Net increase (decrease) in contract owners’ equity from operations	26,038	(23,130)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Terminations and death benefits (Units terminated):	(1,565)	(253,419)
2016: 71.771;
2015: 10,724.747
Variable annuity benefits paid (Number of units):	(14,814)	(33,569)

2016: 649.027;
2015: 1,461.650

Decrease in contract owners’ equity from variable annuity contract transactions	(16,379)	(286,988)

NET INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY	9,659	(310,118)

BALANCE AT END OF PERIOD	$817,571	$807,912

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2016

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS

CAPITAL GOODS

Allegion PLC	116	$8,054
Caterpillar, Inc.	200	15,162
Emerson Electric Company	500	26,080
General Electric Company	1,600	50,368
Ingersoll-Rand PLC	350	22,288

		121,952	14.9%

CONSUMER GOODS

PepsiCo, Inc.	400	42,376
Procter & Gamble Company	400	33,868

		76,244	9.3%

CONSUMER SERVICES

Target Corporation	550	38,401
The Walt Disney Company	250	24,455
Wal-Mart Stores, Inc.	300	21,906

		84,762	10.4%

ENERGY

Chevron Corporation	445	46,649
Dominion Resources, Inc.	550	42,862
Exxon Mobil Corporation	490	45,933

		135,444	16.6%

FINANCIAL

American Express Company	500	30,380
JPMorgan Chase & Company	700	43,498
Wells Fargo & Company	800	37,864

		111,742	13.7%

HEALTH CARE

Express Scripts Holding Company *	350	26,530
Johnson & Johnson	350	42,455
Stryker Corporation	300	35,949

		104,934	12.8%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2016

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS - Continued

TECHNOLOGY

Apple, Inc.	300	$28,680
Cisco Systems, Inc.	1,100	31,559
EMC Corporation	1,250	33,962
Jabil Circuit, Inc.	1,400	25,858
Microsoft Corporation	500	25,585
TE Connectivity Ltd.	500	28,555

		174,199	21.3%

TOTAL COMMON STOCKS (Cost: $527,590)		809,277	99.0%

TOTAL INVESTMENTS (Cost: $527,590)		809,277	99.0%

CASH AND ACCRUED DIVIDENDS LESS LIABILITIES		8,294	1.0%

TOTAL CONTRACT OWNERS’ EQUITY		$817,571	100.0%

*	Non-income producing security

All investments held as of June 30, 2016, were in domestic companies based in the United States, except for Allegion PLC and Ingersoll-Rand PLC, which are based in Ireland, and TE Connectivity Ltd., which is based in Switzerland.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2016

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Six Months Ended	Year Ended December 31
	June 30, 2016	2015	2014	2013	2012
Investment income	$0.31	$0.58	$0.51	$0.45	$0.44
Expenses	0.08	0.16	0.23	0.23	0.19

Net investment income	0.23	0.42	0.28	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.52	(1.09)	2.40	4.26	1.34

Net increase (decrease) in contract owners’ equity	0.75	(0.67)	2.68	4.48	1.59
Net contract owners’ equity:
Beginning of period	22.82	23.49	20.81	16.33	14.74

End of period	$23.57	$22.82	$23.49	$20.81	$16.33

Total Return	3.3%	(2.85%)	12.9%	27.4%	10.8%

Ratio of expenses to average contract owners’ equity	0.70%[2]	0.70%[1]	1.04%[1]	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	2.01%	1.80%	1.30%	1.16%	1.59%
Portfolio turnover	0%	0%	4%	18%	15%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	27,333	27,405	38,130	40,010	42,934
Annuity contracts in pay-out period-annuitization units outstanding at end of period	7,354	8,003	9,465	10,928	12,639

[1]	Amounts include fees permanently waived by the investment advisor (see Note D).

[2]	Annualized

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2016

NOTE A – INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Allstate Assurance Company has taken steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940. The separate account is required to have less than 100 contract owners in order to qualify for deregistration. This requirement has been met by Separate Account B as of December 31, 2009. As of June 30, 2016, the deregistration process had not been finalized with the Securities and Exchange Commission.

Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company (“Allstate Life”), a wholly-owned subsidiary of Allstate Insurance Company (“Allstate”), a wholly-owned subsidiary of Allstate Insurance Holdings (“Allstate Holdings”), a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”). This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at fair value using published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Security transactions are recorded on a trade date basis. Realized and unrealized gains and losses on investments are credited or charged to contract owners’ equity through the statement of operations. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $288,619 and gross unrealized losses of $6,932 at June 30, 2016. Dividend income is recorded on an accrual basis as of the ex-dividend date.

There have been no investments purchased or sold for the six months ended June 30, 2016.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuity Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Unum Group.

NOTES TO FINANCIAL STATEMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2016

NOTE B – FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurements, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that Separate Account B can access.

•	Level 2 – Assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 – Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect Separate Account B’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

As of June 30, 2016, all investments held by Separate Account B were valued using Level 1 inputs as defined by ASC 820. See the Schedule of Investments for the listing of investments segregated by type and industry composition.

NOTE C – FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Assurance Company. Allstate Assurance Company is taxed as a life insurance company under the Code and joins with the Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B.

Separate Account B had no liability for unrecognized tax benefits at June 30, 2016, and there was no activity related to unrecognized tax benefits during the period. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D – EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for mortality and expense assurances, which on an annual basis is .70% of the average daily net assets of Separate Account B. Effective September 12, 2014, Allstate Assurance Company voluntarily discontinued charging Separate Account B for investment advisory services. On an annual basis, these fees were historically .50% of the average daily net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2016

End of Period	Accumulation Unit Value	End of Period	Accumulation Unit Value
1968	1.036279	March 2008	16.403785
1969	1.080379	June	16.270263
1970	1.030039	September	14.738496
1971	1.178612	December	10.513382
1972	1.403795	March 2009	9.447797
1973	1.126624	June	11.125835
1974	0.863269	September	12.753690
1975	1.022844	December	13.639973
1976	1.156853	March 2010	14.463281
1977	1.064425	June	12.776415
1978	1.09415	September	13.705927
1979	1.219189	December	14.327625
1980	1.555258	March 2011	14.541089
1981	1.473246	June	14.964522
1982	1.812441	September	13.372847
1983	2.132092	December	14.741467
1984	2.029912	March 2012	16.202612
1985	2.48005	June	15.786373
1986	2.743444	September	16.493265
1987	2.734169	December	16.332470
1988	3.087892	March 2013	17.884246
1989	3.812606	June	18.656378
1990	3.736441	September	19.136174
1991	5.036212	December	20.811460
1992	5.028547	March 2014	21.268006
1993	5.646864	June	22.085139
1994	5.410722	September	22.035435
1995	6.908158	December	23.490912
1996	8.435567	March 2015	23.216780
1997	11.384926	June	23.170046
1998	15.192155	September	21.577674
1999	19.180992	December	22.817387
2000	16.659801	January 2016	21.667679
2001	15.297123	February	21.858890
2002	10.188983	March	23.173404
2003	13.879698	April	23.154321
2004	15.094382	May	23.375063
2005	15.370699	June	23.570022
2006	16.756791
2007	17.766886

Item 2.	Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Semi-Annual Report.

Item 6.	Investments.

Separate Account B’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Separate Account B’s Board.

Item 11.	Controls and Procedures.

(a)	Within the 90-day period prior to the filing of this report, the Registrant’s management, including the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Registrant’s Chief Executive Officer and Chief Financial Officer, concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b)	No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent fiscal year.

Item 12.	Exhibits.

The following exhibits are attached to this Form N-CSR:

(1)	Not applicable to Semi-Annual Report.

(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company Separate Account B

By (Signature and Title):	/s/ Lori B. Finlay
Lori B. Finlay, President and Chair, Board of Managers

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Lori B. Finlay
Lori B. Finlay, President and Chair, Board of Managers

Date: August 26, 2016

By (Signature and Title):	/s/ Walter L. Rice
Walter L. Rice, Chief Financial Officer

Date: August 26, 2016